Other Current Assets (Details) - Schedule of other current assets - USD ($)		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule Of Other Current Assets Abstract
Deposits	[1]	$ 400,000	$ 2,981,684
Prepaid marketing expenses		307,004
Prepaid director and officer insurance expenses		365,350
Prepaid consulting service expenses
Office rental deposit		36,343	41,793
Others		325,302	27,139
Total		$ 1,433,999	$ 3,050,616

[1]	As of December 31, 2022 and 2021, the balance of deposits represented the deposits made to one and two service providers, respectively, who paid utility charges in mining facilities on behalf of the Company. The deposits are refundable upon expiration of the agreement between the Company and the service provider, which may be due within 12 months from the effective date of the agreement.